Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

NOTE 17—Subsequent Events

On March 2, 2011, we issued and sold $275,000,000 aggregate principal amount of our 8.875% Senior Notes due 2019 (the "Senior Notes"). The Senior Notes are guaranteed on a senior unsecured basis by our wholly-owned subsidiary, Goodrich Petroleum Company, L.L.C.

Goodrich Petroleum Corporation, as the parent company (the "Parent Company"), has no independent assets or operations. The guarantee is full and unconditional, and the Parent Company has no other subsidiaries. In addition, there are no restrictions on the ability of the Parent Company to obtain funds from its subsidiary by dividend or loan. Finally, the Parent Company's wholly-owned subsidiary does not have restricted assets that exceed 25% of net assets as of the most recent fiscal year end that may not be transferred to the Parent Company in the form of loans, advances or cash dividends by the subsidiary without the consent of a third party.

Update to Hoover Tree Farm, LLC v. Goodrich Petroleum Company, LLC et al. as disclosed in Footnote 9

On March 23, 2011, the State of Louisiana Second Circuit Court of Appeals issued an opinion which affirmed the trial court's judgment against us and amended the judgment to make both us and the sub-lessee responsible for the money judgment. On June 10, 2011, we filed an application for writ of certiorari with the Supreme Court of Louisiana which was denied on September 23, 2011. On October 13, 2011, the money judgment of $4.4 million, including interest, was paid to the plaintiffs.